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                                                                Exhibit 2.(l)(3)

  MORI HAMADA & MATSUMOTO

                                                    JFE Building
                                                    1-1-2 Marunouchi, Chiyoda-ku
                                                    Tokyo 100-0005, Japan
                                                    tel 81 3 5223 7777
                                                    fax 81 3 5223 7666


                                                   December 3, 2003

The Japan Equity Fund, Inc.
c/o Daiwa Securities Trust Company
    One Evertrust Plaza
    Jersey City, New Jersey 07302
    U.S.A.

Attention:  Mr. John J. O'Keefe


                           The Japan Equity Fund, Inc.
                           ---------------------------


Dear Sirs:

     We have acted as Japanese counsel to The Japan Equity Fund, Inc.

     We confirm that the statements in the Registration Statement on Form N-2 (File Nos. 33-109328 and 811-06142) for The Japan Equity Fund, Inc. as amended under the headings "Taxation - Japanese Taxes" contained therein, to the extent that they constitute statements of law or legal conclusions, are true and correct and accurately reflect our opinion on the matters covered thereby.

     In addition, we hereby consent to the filing of this opinion as an Exhibit to the said Registration Statement and further consent to the references to Mori Hamada & Matsumoto contained in the Prospectus filed as part of the Registration Statement.


                                                       Yours faithfully,

                                                    MORI HAMADA & MATSUMOTO


                                                    By:  /s/ Gotaro Ichiki
                                                        -------------------
                                                           Gotaro Ichiki


                                                    By:   /s/ Eiko Hakoda
                                                        -------------------
                                                            Eiko Hakoda